Ex.99.906Cert

CERTIFICATIONS PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Ryan T. Davies, President of Cortina Funds, Inc. (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended June 30, 2017 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Ryan T. Davies
Ryan T. Davies
President

Dated:	September 5, 2017

Pursuant to 18 U.S.C. Section 1350, I, Eric Conner, Treasurer and Principal Accounting Officer of Cortina Funds, Inc. (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended June 30, 2017 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Eric Conner
Eric Conner
Treasurer and Principal Accounting Officer

Dated:	September 5, 2017

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